Semiannual Report

Virginia Tax-Free Bond Fund

August 31, 2002
T. Rowe Price(registered trademark) (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Manager's Report                                          2
  Economy and Interest Rates                                        2
  Virginia Market News                                              3
  Portfolio Strategy                                                4
  Outlook                                                           5

Performance Comparison                                              6

Financial Highlights                                                7

Statement of Net Assets                                             8

Statement of Operations                                            16

Statement of Changes in Net Assets                                 17

Notes to Financial Statements                                      18

Trustees and Officers                                              21


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Highlights
--------------------------------------------------------------------------------

o Continued low interest rates and an uneasy stock market boosted Virginia municipal bonds over the past six months.

o The Virginia Tax-Free Bond Fund outperformed its peer group for the 6- and 12-month periods ended August 31, 2002.

o Our interest rate strategy and prior emphasis on noncallable bonds aided relative performance.

o Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund                           4.11%                5.85%

Lipper Virginia Municipal
Debt Funds Average                                    3.54                 4.70



Price and Yield
--------------------------------------------------------------------------------
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Price Per Share                            $         11.43      $         11.63

Dividends Per Share

  For 6 months                                        0.25                 0.26
  For 12 months                                       0.53                 0.51

30-Day Dividend Yield *                               4.55%                4.45%

30-Day Standardized
Yield to Maturity                                     4.02                 3.73

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------
Municipal bonds moved higher over the past six months, aided by continued low interest rates and a troubled stock market that reflected worries over corporate accounting issues and a weaker-than-expected economy. Virginia tax-exempt securities and your fund performed well in this environment, providing solid returns and attractive taxable-equivalent yields.


ECONOMY AND INTEREST RATES

At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve appeared likely to encourage growth and a quick economic turnaround.

As the period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. Business investment paused in the summer months, but the consumer remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors moved increasingly into the bond market. Fixed-income securities fared well, and both taxable and municipal yields ended the period lower than where they started.

Virginia Bond Yields (Line Graph)

         Virginia Bond Index
8/31/01           5.04
                  5.24
                  5.09
11/30/01          5.22
                  5.34
                  5.27
2/28/02           5.23
                  5.45
                  5.30
5/31/02           5.3
                  5.27
                  5.14
8/31/02           5.09

Shorter-term bonds responded more sharply than longer-term since investors were more optimistic on the long-term prospects for the economy. As a result, short municipal yields dropped about 75 basis points (100 basis points equal 1%) from already historic lows for the overall period while the long municipal yields fell about 15 basis points. The Virginia Bond Yield Index ended the period 14 basis points lower than its level six months earlier.

In the face of declining tax receipts, municipalities continued to borrow aggressively. Nationwide, 2001 issuance narrowly missed setting an all-time record at $286 billion, and 2002 began with a steady stream of issuers looking to lock in historically low interest rates. Higher-quality bonds posted the best performance, as a weaker economy and greater credit-risk aversion held back lower-rated issues. Toward the end of the period, falling long-term yields caused many outstanding bonds to trade to their shorter call dates and reduced their potential for capital appreciation.


VIRGINIA MARKET NEWS

Virginia's financial health has weakened somewhat along with the slower economy. Nonfarm employment in Virginia decreased 0.8% between July 2001 and July 2002, unfavorable in comparison to a national increase of 0.1% over the same period. Still, Virginia's July 2002 unemployment rate was 4.1%, far better than the national rate of 5.9% in July 2002.

Slower growth is translating into lower state revenues. For the fiscal year ended June 30, 2002, revenues were down 4%, primarily due to lower personal income tax collections. State spending was cut and the final phaseout of the car tax postponed for two years, but about half of the Revenue Stabilization Fund-designed to protect against a slowdown in Virginia's revenue stream-was used to cushion the revenue decline. The 2003 fiscal year budget is currently under revision, and a potential budget gap of $1.5 billion has been identified. Further spending reductions are under consideration.

Additional bond issuance is expected from the commonwealth. Virginia's General Assembly approved various bond-related bills in March, including up to $1.5 billion in general obligation bonds for higher education, up to $645 million of bonds backed by future payments from the tobacco master settlement agreement, up to $6 billion in transportation bonds for the Hampton Roads region backed by an increase in the sales tax, and as much as $600 million in federal reimbursement anticipation notes for highway construction.

The commonwealth's debt continues to be rated triple-A by all three rating agencies. S&P and Fitch maintain stable outlooks, but Moody's revised its outlook to negative in December 2001 due to the sizable budget shortfall. Restoration of a stable outlook from Moody's depends on a satisfactory closing of this gap.


PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned 4.11% and 5.85% for the 6- and 12-month periods ended August 31, respectively, outperforming its peer group for both periods. Our interest rate strategy, good credit selection, and low expenses aided results. Dividends per share were up slightly from the previous six-month period, and the fund's share price rose. The 30-day dividend yield slipped to 4.45% from 4.55% but still represented an attractive taxable-equivalent yield of approximately 6.84% for taxpayers in the 35% federal tax bracket. The portfolio's credit quality was unchanged at a relatively high AA, in line with Virginia's continued high-quality market.

Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                      14.9                 14.9

Weighted Average Effective
Duration (years)                                       6.2                  6.4

Weighted Average Quality *                              AA                   AA

* Based on T. Rowe Price research.



Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Hospital Revenue                                        15%                  15%
General Obligation - Local                              18                   15
Dedicated Tax Revenue                                    9                   12
Educational Revenue                                      7                    7
Prerefunded Bonds                                        8                    7


Given the stronger growth outlook six months ago, we were concerned about rising interest rates, so we reduced our allocation to some longer positions to curb interest rate risk. But as it became more evident that the economy was languishing-and recognizing that shorter-maturity securities had performed remarkably well over the previous 18 months-we focused our investments more on bonds with 20-year and longer maturities. The fund's weighted average maturity ended the period where it began, at 14.9 years, but the fund's duration rose from 6.2 to 6.4 years, indicating that the fund's sensitivity to interest rate movements was modestly higher. (Duration is a measure of interest rate risk. A fund with a duration of six years would fall about 6% for each one-percentage-point rise in interest rates, and vice versa.)

We were rewarded for our strategy of emphasizing noncallable bonds as several such positions were among our top performers over the past six months. Our previous purchase of higher-coupon bonds also paid off as several refunded to their early call dates, providing a nice one-time boost to the fund's share price.


OUTLOOK

We have a balanced long-term outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner. The forces keeping interest rates low may linger, however, sustaining demand for fixed-income securities. Benign inflation continues to give the Fed time to let the equity markets settle and the economic recovery strengthen before raising short-term rates from historically low levels.

Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

Thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

September 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

VIRGINIA TAX-FREE BOND FUND (mountain graph)
--------------------------------------------------------------------------------

                  Lehman Brothers      Lipper Virginia          Virginia
                  Municipal Bond       Municipal Debt           Tax-Free
                  Index                Funds Average            Bond Fund
8/92              10000                10000                    10000
8/93              11220                11216                    11292
8/94              11236                11104                    11227
8/95              12232                11947                    12087
8/96              12873                12547                    12853
8/97              14063                13634                    13973
8/98              15279                14752                    15192
8/99              15356                14628                    15088
8/00              16396                15416                    16033
8/01              18067                16899                    17672
8/02              18418                17747                    18706



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 8/31/02             1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
Virginia Tax-Free Bond Fund        5.85%        7.43%        6.01%        6.46%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------
               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  11.43   $  11.26   $  10.55   $  11.45   $  11.45   $  11.05

Investment activities

  Net investment
  income (loss)    0.26       0.53       0.56       0.54       0.55       0.57

  Net realized
  and unrealized
  gain (loss)      0.20       0.17       0.71      (0.90)      0.12       0.40

  Total from
  investment
  activities       0.46       0.70       1.27      (0.36)      0.67       0.97

Distributions

  Net investment
  income          (0.26)     (0.53)     (0.56)     (0.54)     (0.55)     (0.57)

  Net realized
  gain               --         --         --         --      (0.12)        --

  Total
  distributions   (0.26)     (0.53)     (0.56)     (0.54)     (0.67)     (0.57)

NET ASSET VALUE

End of
period         $  11.63   $  11.43   $  11.26   $  10.55   $  11.45   $  11.45
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total
return^            4.11%      6.40%     12.30%     (3.16%)     6.02%      9.03%

Ratio of total
expenses to average
net assets         0.52%!     0.53%      0.54%      0.55%      0.57%      0.58%

Ratio of net
investment income
(loss) to average
net assets         4.52%!     4.73%      5.10%      4.96%      4.83%      5.12%

Portfolio
turnover rate      35.7%!     47.1%      38.1%      48.1%      47.3%      64.3%

Net assets,
end of period
(in thousands) $387,816   $361,819   $318,387   $261,992   $278,812   $238,282

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period,assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
In thousands


VIRGINIA  92.4%
Abingdon IDA, Johnston Memorial Hosp.,
  5.25%, 7/1/16                            $         1,500      $         1,536
Alexandria, GO
  Consolidated Public Improvement
    5.50%, 6/15/19                                   2,230                2,426
    5.75%, 6/15/20                                   2,980                3,291
Alexandria IDA
  Episcopal High School
    5.875%, 1/1/23                                   1,250                1,342
    6.00%, 1/1/17                                    1,060                1,167
Amelia County IDA, 4.90%, 4/1/27 (triangle)          2,000                2,031
Arlington County, Public Improvement, GO
    5.00%, 2/1/17                                    2,485                2,621
    5.00%, 2/1/21                                    1,415                1,456
Arlington County IDA
  Arlington Health Systems
    5.50%, 7/1/16                                    4,555                4,880
    5.50%, 7/1/17                                      820                  872
    5.50%, 7/1/18                                    1,000                1,055
  Ogden Martin Systems
    5.25%, 1/1/10 (FSA Insured) (triangle)           1,625                1,758
  The Nature Conservancy
    5.40%, 7/1/17                                    1,815                1,936
    5.45%, 7/1/27                                    2,610                2,703
Bedford County IDA, Georgia-Pacific Corp.,
    5.60%, 12/1/25 (triangle)                        1,715                1,416
Bristol, Utility Systems
    5.75%, 7/15/13 (FSA Insured)                     1,045                1,213
  GO, 5.50%, 11/1/16 (FSA Insured)                   1,000                1,131
Charles County IDA
  Waste Management
    4.875%, 2/1/09 (triangle)                        3,250                3,150
    6.25%, 4/1/12 (triangle)                           750                  783
Chesapeake Bay Bridge & Tunnel Dist.
    5.50%, 7/1/25 (MBIA Insured)                     3,800                4,150
Chesapeake Toll Road
    5.625%, 7/15/19                                  1,250                1,301
    5.625%, 7/15/32                                  1,500                1,520
Chesterfield County IDA
  Bon Secours Health System
    5.70%, 11/15/03                        $         4,000      $         4,156
Danville IDA
  Danville Regional Medical Center
    5.20%, 10/1/18 (AMBAC Insured)                   2,000                2,179
    5.25%, 10/1/28 (AMBAC Insured)                   2,265                2,363
    6.50%, 10/1/24 (FGIC Insured)
    (Prerefunded 10/1/04!)                           3,000                3,330
Fairfax County, GO, 5.00%, 6/1/20                    2,465                2,553
Fairfax County Economic Dev. Auth.
  National Wildlife Federation
    5.25%, 9/1/17 (MBIA Insured)                     2,000                2,133
  Vienna II Metrorail
    6.00%, 9/1/19                                    1,975                2,216
    6.00%, 9/1/20                                    2,090                2,334
Fairfax County IDA
  Inova Health System
    VRDN (Currently 1.59%)                           2,300                2,300
    5.25%, 8/15/19                                   1,000                1,083
Fairfax County Redev. & Housing Auth.
    7.50%, 6/15/18 (Prerefunded 12/15/02!)           1,920                1,980
Fairfax County Water Auth.
    5.00%, 4/1/21                                    3,180                3,334
    5.80%, 1/1/16 (Escrowed to Maturity)             6,060                6,879
    6.00%, 4/1/15                                    1,140                1,308
    6.00%, 4/1/22                                    8,725                9,743
Frederick County IDA
    6.50%, 12/1/14 (MBIA Insured)
    (Prerefunded 12/1/04!)                           1,500                1,692
Fredericksburg IDA
  Medicorp Health Systems
    5.00%, 8/15/07 (FGIC Insured)                    1,730                1,867
    5.25%, 6/15/16 (AMBAC Insured)                   3,350                3,521
Giles County IDA, PCR, Celanese Americas Corp.
    6.625%, 12/1/22 (triangle)                       1,485                1,503
Greater Richmond Convention Center,
  6.125%, 6/15/29                                    4,585                5,026
Halifax County IDA, Halifax Regional
  Long-Term Care 5.625%, 7/1/12            $         1,585      $         1,457
Hampton IDA, Sentara Health System,
  5.375%, 11/1/15                                    5,300                5,573
Hanover County IDA, Bon Secours Health System
    6.50%, 8/15/10 (MBIA Insured)                    1,300                1,548
Henrico County Economic Dev. Auth.
    Bon Secours Health System, 5.75%, 11/15/04       2,200                2,340
    Regional Jail, 6.125%, 11/1/19                   2,000                2,268
Henrico County IDA
  Bon Secours Health System
    6.00%, 8/15/16 (MBIA Insured)                      865                1,029
    6.25%, 8/15/20 (MBIA Insured)                    1,750                2,103
  Henrico Jail
    6.00%, 8/1/15 (Prerefunded 8/1/05!)              2,415                2,686
    7.00%, 8/1/13 (Prerefunded 8/1/05!)              1,485                1,721
Henry County IDA, Martinsville & Henry Memorial Hosp.
    6.00%, 1/1/27 (Prerefunded 1/1/07!)              3,250                3,713
Hopewell IDA
  Colonial Heights Convalescent Center
    5.75%, 10/1/04 (Prerefunded 10/1/02!)              150                  152
  Forest Hill Convalescent Center
    5.60%, 10/1/03 (Prerefunded 10/1/02!)              100                  104
    5.90%, 10/1/05 (Prerefunded 10/1/02!)              240                  251
  Westport Convalescent Center
    5.75%, 10/1/04 (Prerefunded 10/1/02!)              290                  303
Isle of Wight IDA, Union Camp,
    6.55%, 4/1/24 (triangle)                         4,250                4,325
King George County IDA
  Birchwood Power Partners
    VRDN (Currently 1.80%) (triangle)                1,500                1,500
    VRDN (Currently 1.90%) (triangle)                5,000                5,000
Lexington IDA, Stonewall Jackson Hosp.,
  7.00%, 7/1/30                                      2,250                2,283
Loudoun County, GO
  Public Improvement
    5.25%, 1/1/16                                    1,540                1,675
    5.25%, 1/1/17                                    2,650                2,843
    5.25%, 1/1/18                                    1,650                1,759
    5.25%, 1/1/19                                    1,650                1,746
    5.25%, 1/1/20                          $         2,650      $         2,785
    5.25%, 5/1/20                                      500                  530
    5.25%, 5/1/21                                    1,125                1,184
    5.375%, 1/1/14                                   1,650                1,817
    5.75%, 12/1/18 (Prerefunded 12/1/09!)            1,685                1,971
Loudoun County IDA, Loudoun Hosp. Center,
    6.10%, 6/1/32                                    1,250                1,258
Louisa IDA, Virginia Electric & Power,
    3.40%, 3/1/04 (triangle)                         4,000                4,009
Medical College of Virginia Hosp. Auth.
    5.25%, 7/1/14 (MBIA Insured)                     1,035                1,122
Newport News, GO, 5.50%, 7/1/12 (MBIA Insured)       2,000                2,198
Norfolk, GO, 5.40%, 6/1/11                           1,110                1,183
Norfolk Airport Auth.
  5.375%, 7/1/16 (FGIC Insured) (triangle)           3,325                3,589
  5.375%, 7/1/17 (FGIC Insured) (triangle)           1,600                1,694
Orange County IDA, 5.00%, 2/1/25 (AMBAC Insured)     1,750                1,758
Peninsula Airport Commission, GO
  Newport News
    5.25%, 7/15/12 (triangle)                        1,200                1,312
    5.375%, 7/15/15 (triangle)                       1,080                1,168
    5.50%, 7/15/21 (triangle)                        1,385                1,451
Pocahontas Parkway Assoc., Zero Coupon, 8/15/18      1,900                  382
Portsmouth, Refunding & Public Improvement, GO
    5.50%, 6/1/15 (FGIC Insured)                     3,480                3,770
Powhatan County Economic Dev. Auth.
    5.25%, 7/15/25 (AMBAC Insured)                   1,525                1,584
Prince William County, GO
    5.25%, 12/1/16                                   1,000                1,086
    5.25%, 12/1/17                                   1,300                1,402
Prince William County Park Auth.,
    5.875%, 10/15/19                                 4,135                4,420
Richmond, GO
    5.50%, 1/15/16 (FSA Insured)                     5,000                5,550
    5.50%, 1/15/17 (FSA Insured)                     1,000                1,102
Richmond Metropolitan Auth.
    5.25%, 7/15/17 (FGIC Insured)                    2,700                3,001
    5.25%, 7/15/22 (FGIC Insured)                    9,560               10,234
Riverside Regional Jail Auth.
    5.875%, 7/1/14 (MBIA Insured)          $         1,815      $         2,013
    5.875%, 7/1/14 (MBIA Insured)
    (Prerefunded 7/1/05!)                            2,185                2,459
Roanoke, GO
  Public Improvement
    6.00%, 10/1/17                                     500                  570
    6.00%, 10/1/19                                   4,810                5,439
Roanoke IDA
  Carilion Health System
    VRDN (Currently 1.80%)                             200                  200
    VRDN (Currently 1.85%)                           2,160                2,160
    5.50%, 7/1/20 (MBIA Insured)                     2,000                2,141
    5.50%, 7/1/21 (MBIA Insured)                     1,670                1,778
    5.50%, 7/1/15 (MBIA Insured)                     1,415                1,564
    5.75%, 7/1/13 (MBIA Insured)                     2,375                2,717
    6.125%, 7/1/17 (MBIA Insured)                    4,205                5,040
Southeastern Public Service Auth.,
    5.00%, 7/1/03                                    1,000                1,020
Univ. of Virginia
    VRDN (Currently 1.40%)                           1,115                1,115
    5.25%, 6/1/13                                    3,880                4,249
Virginia Beach Dev. Auth.
  Sentara Health System
    6.00%, 2/15/10 (AMBAC Insured)                   1,000                1,148
  Westminster Canterbury of Hampton Roads
    7.25%, 11/1/32                                   1,500                1,613
Virginia College Building Auth.
  Public Higher Education Fin. Program
    5.00%, 9/1/18                                    2,800                2,916
  Washington & Lee Univ.
    5.25%, 1/1/26 (MBIA Insured)                     2,420                2,571
    5.25%, 1/1/31 (MBIA Insured)                     2,950                3,145
    5.75%, 1/1/34                                    5,000                5,748
Virginia HDA
  Multi-Family Housing
    5.50%, 5/1/13 (triangle)                         1,000                1,053
    5.60%, 11/1/18                                   5,160                5,430
    5.60%, 3/1/25 (MBIA Insured) (triangle)          4,245                4,393
    6.50%, 5/1/13 (triangle)                         2,000                2,088
    7.05%, 5/1/18                          $           675      $           690
    7.10%, 5/1/13                                    1,405                1,422
  Rental Housing
    5.45%, 2/1/12 (triangle)                         1,150                1,182
    5.50%, 2/1/13 (triangle)                         1,175                1,207
    5.75%, 4/1/15                                      980                1,056
  Single-Family Housing
    5.45%, 1/1/16                                    2,930                3,096
    5.85%, 7/1/12                                    1,000                1,053
    6.70%, 1/1/22 (triangle)                           795                  816
Virginia Polytechnic Institute & State Univ.
  Univ. Services
    5.40%, 6/1/11                                    1,000                1,101
    5.50%, 6/1/16                                    3,000                3,227
    5.50%, 6/1/20                                    1,600                1,687
Virginia Port Auth.
    5.00%, 7/1/19 (triangle)                         4,415                4,510
    5.00%, 7/1/27 (triangle)                         3,000                2,989
    5.50%, 7/1/11 (triangle)                         2,270                2,420
    5.50%, 7/1/18 (triangle)                         3,215                3,462
Virginia Public Building Auth.
    5.50%, 8/1/15                                    4,190                4,613
    6.25%, 8/1/15 (Prerefunded 8/1/04!)              1,550                1,700
Virginia Public School Auth., GO
    5.00%, 8/1/20                                    1,660                1,709
    6.50%, 8/1/16                                    2,890                3,273
Virginia Resources Auth.
  Goochland County Water & Sewer
    Zero Coupon, 11/1/15                             1,250                  703
    Zero Coupon, 11/1/16                             1,590                  842
    Zero Coupon, 11/1/17                             1,400                  698
    Zero Coupon, 11/1/19                             2,265                  996
    Zero Coupon, 11/1/20                               500                  206
    Zero Coupon, 11/1/24                             2,705                  862
    Zero Coupon, 11/1/26                             1,500                  429
  Hopewell Regional Wastewater
    5.75%, 10/1/21 (triangle)                        1,335                1,427
  Revolving Water Fund
    5.625%, 10/1/22                                  1,450                1,552
    5.875%, 10/1/14                                  4,075                4,650
Virginia Transportation Board
  Northern Virginia Transportation Dist.
    5.25%, 5/15/19                         $         2,000      $         2,115
    5.70%, 5/15/19                                   1,000                1,088
  Oak Grove Connector, 5.25%, 5/15/22                1,385                1,428
  Route 28 Project, 6.50%, 4/1/18                    1,000                1,024
  Route 58 Corridor Dev.
    5.125%, 5/15/16                                  3,500                3,639
    5.25%, 5/15/16                                   5,000                5,360
    5.25%, 5/15/19                                   4,685                5,147
    5.625%, 5/15/13                                  3,000                3,136
Virginia Commonwealth Univ., 5.75%, 5/1/15           3,000                3,284
Washington County IDA, Johnston Memorial Hosp.
    6.25%, 7/1/06 (Prerefunded 7/1/05!)              1,660                1,819
York County, 5.875%, 6/1/24                          1,000                1,077

Total Virginia (Cost  $339,075)                                         358,442


DISTRICT OF COLUMBIA  4.0%

Metropolitan Washington D.C. Airports Auth.
    5.00%, 10/1/32 (FSA Insured) (triangle)          3,000                2,955
    5.25%, 10/1/32 (FGIC Insured)                    4,565                4,636
    5.50%, 10/1/27 (MBIA Insured) (triangle)         4,230                4,387
    6.625%, 10/1/19 (MBIA Insured) (triangle)        3,500                3,633

Total District of Columbia (Cost  $15,201)                               15,611

PUERTO RICO  3.3%
Puerto Rico Commonwealth, Public Improvement GO
    5.50%, 7/1/22 (FGIC Insured)                     1,960                2,185
Puerto Rico Electric Power Auth., 6.00%, 7/1/14      1,000                1,083
Puerto Rico Highway & Transportation Auth.
    5.50%, 7/1/15 (FSA Insured)                      2,000                2,312
    5.50%, 7/1/18                                    1,000                1,053
    6.00%, 7/1/31 (Prerefunded 7/1/10!)              1,000                1,188
    6.25%, 7/1/14                                    1,500                1,811
    6.50%, 7/1/27 (Prerefunded 7/1/10!)              2,470                3,017

Total Puerto Rico (Cost  $11,270)                                        12,649

Total Investments in Securities
99.7% of Net Assets (Cost  $365,546)                            $       386,702

Other Assets Less Liabilities                                             1,114

NET ASSETS                                                      $       387,816
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $           147

Undistributed net realized gain (loss)                                     (905)

Net unrealized gain (loss)                                               21,156

Paid-in-capital applicable to 33,347,556
no par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                                              367,418

NET ASSETS                                                      $       387,816
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.63
                                                                ---------------

(triangle) Interest subject to alternative minimum tax
!          Used in determining portfolio maturity
AMBAC      Ambac Assurance Corp.
FGIC       Financial Guaranty Insurance Company
FSA        Financial Security Assurance Inc.
GO         General Obligation
HDA        Housing Development Authority
IDA        Industrial Development Authority/Agency
MBIA       MBIA Insurance Corp.
PCR        Pollution Control Revenue
VRDN       Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/02

Investment Income (Loss)

Interest income                                            $    9,305

Expenses
  Investment management                                           775
  Shareholder servicing                                           102
  Custody and accounting                                           58
  Prospectus and shareholder reports                               16
  Legal and audit                                                   7
  Proxy and annual meeting                                          3
  Trustees                                                          3
  Registration                                                      1
  Miscellaneous                                                     2
  Total expenses                                                  967
  Expenses paid indirectly                                         (1)
  Net expenses                                                    966

Net investment income (loss)                                    8,339

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                      802
  Futures                                                         (70)
  Net realized gain (loss)                                        732

Change in net unrealized gain (loss) on securities              5,898

Net realized and unrealized gain (loss)                         6,630

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   14,969
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/02              2/28/02

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)             $         8,339      $        16,242
  Net realized gain (loss)                             732                2,690
  Change in net unrealized gain (loss)               5,898                2,525
  Increase (decrease) in
  net assets from operations                        14,969               21,457

Distributions to shareholders
  Net investment income                             (8,318)             (16,189)

Capital share transactions *
  Shares sold                                       42,122               68,227
  Distributions reinvested                           6,264               11,926
  Shares redeemed                                  (29,040)             (41,989)
  Increase (decrease) in
  net assets from capital
  share transactions                                19,346               38,164

Net Assets
Increase (decrease) during period                   25,997               43,432
Beginning of period                                361,819              318,387
End of period                              $       387,816      $       361,819
                                           ---------------      ---------------

*Share information
  Shares sold                                        3,701                6,030
  Distributions reinvested                             549                1,053
  Shares redeemed                                   (2,560)              (3,708)
  Increase (decrease) in
  shares outstanding                                 1,690                3,375

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade, Virginia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $1,000 for the period ended August 31, 2002.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2002, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $77,907,000 and $63,861,000, respectively, for the six months ended August 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the fund had $1,626,000 of unused capital loss carryforwards, of which $1,626,000 expire in 2009.

At August 31, 2002, the cost of investments for federal income tax purposes was $365,418,000. Net unrealized gain aggregated $21,284,000 at period-end, of which $22,063,000 related to appreciated investments and $779,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $137,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled $103,000 for the six months ended August 31, 2002, of which $21,000 was payable at period-end.


T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

About the Fund's Trustees and Officers


Your fund is governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Trustees


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years
Year Elected*                   and Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



T. Rowe Price Virginia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Inside Trustees


Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years
Portfolios Overseen]            and Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited; Chairman
[37]                            of the Board, State Tax-Free Income Trust
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Vice President and
                                Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
*Each inside trustee serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Jeremy N. Baker, CFA (2/27/68)
Vice President, State Tax-Free          Assistant Vice President, T. Rowe Price
Income Trust
--------------------------------------------------------------------------------
Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust
--------------------------------------------------------------------------------
Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President, State                   T. Rowe Price Group, Inc.
Tax-Free Income Trust
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, State Tax-Free               Price Group, Inc., and T. Rowe Price
Income Trust                            Investment Services, Inc.
--------------------------------------------------------------------------------
Jonathan M. Chirunga (2/2/66)           Assistant Vice President, T. Rowe Price
Vice President, State Tax-Free
Income Trust
--------------------------------------------------------------------------------
Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust
--------------------------------------------------------------------------------
Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, State Tax-Free          Price Group, Inc.; Vice President,
Income Trust                            T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
--------------------------------------------------------------------------------
T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price; formerly
Vice President, State Tax-Free          Assistant Vice President, Underwriting,
Income Trust                            Connie Lee Insurance Company (to 1998)
--------------------------------------------------------------------------------
Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.; formerly
Income Trust                            Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Company,
                                        Inc. (to 1998)
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, State Tax-Free               and T. Rowe Price Investment Services,
Income Trust                            Inc.
--------------------------------------------------------------------------------
Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust
--------------------------------------------------------------------------------
James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President, State Tax-Free          Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company
--------------------------------------------------------------------------------
Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President, State Tax-Free          T. Rowe Price Group, Inc.
Income Trust
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, State Tax-Free              Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company
--------------------------------------------------------------------------------
Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President, State Tax-Free               T. Rowe Price Group, Inc
Income Trust
--------------------------------------------------------------------------------
Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President, State Tax-Free          Price Group, Inc., and T. Rowe Price
Income Trust                            Trust Company; Director, Vice President,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)
No-Load Variable Annuities
Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com

ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Trackersm. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlistsm. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Raysm. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board. College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Futuresm Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price, Invest With Confidence (registered trademark)

F48-051  8/31/02